Exhibit 10.1

EXECUTION COPY

PNMAC GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

PENTALPHA SURVEILLANCE LLC,

as Credit Manager

__________

AMENDMENT NO. 1

Dated as of February 28, 2018

to the

Second Amended and Restated Base Indenture

Dated as of August 10, 2017

This Amendment No. 1 (this “Amendment”) to the Base Indenture  (as defined below) is entered into as of February 28, 2018,  by and among PNMAC GMSR ISSUER TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent and Securities Intermediary (in each case, as defined herein), PENNYMAC LOAN SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an administrative agent (the “Administrative Agent”), and is  acknowledged by PENTALPHA SURVEILLANCE LLC, a Delaware limited liability company (“Pentalpha”) as credit manager.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Existing Base Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and the Credit Manager are parties to that certain Second Amended and Restated Base Indenture, dated as of August 10, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Existing Base Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.1(b) of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) may amend the Existing Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Existing Base Indenture, without the consent of any of the Noteholders or any other Person, upon (i) delivery of an Issuer Tax Opinion, (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any,

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provided for in this Base Indenture relating to the proposed action have been complied with and (2) except as provided below, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with;

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.  Amendments to the Existing Base Indenture.

(a)Section 1.1 of the Existing Base Indenture is hereby amended by deleting the definitions of “Borrowing Base Deficiency,” “Funding Conditions,” “Market Value Percentage” and “Weighted Average Advance Rate” in their entirety and replacing them with the following:

Borrowing Base Deficiency:  The positive difference, if any, of: (i) the aggregate VFN Principal Balances of all Outstanding Series of VFNs; and (ii) the sum of (a) the product of: (1) (A) the more recent of the Borrowing Base on the Borrowing Base Determination Date preceding such date of determination, or the Interim Borrowing Base on the Interim Borrowing Base Determination Date preceding such date of determination minus (B) the aggregate of the Series Invested Amounts for all Series of Term Notes, and (2) the Weighted Average Advance Rate in respect of all Outstanding Series of VFNs; and (b) any cash amounts that are on deposit in the Collection and Funding Account that were deposited by the Administrator prior to the Payment Date or Interim Borrowing Base Payment Date, as applicable, which the Administrator has instructed the Indenture Trustee to reserve in the Collection and Funding Account pursuant to this Indenture; provided,  however, that after making the allocations specified in Section 4.4(a) and 4.5(a) of this Indenture on the applicable Payment Date or Interim Borrowing Base Payment Date, for the purposes of subsequently determining the Borrowing Base or if a Borrowing Base Deficiency exists, credit shall be given to cash amounts that are on deposit in the Collection and Funding Account that the Administrator has specified that it intends to retain therein after such Payment Date or Interim Borrowing Base Payment Date.

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Funding Conditions:  With respect to any proposed Funding Date, the following conditions:

(i) no Borrowing Base Deficiency shall exist following the proposed funding, and the Administrative Agent shall be satisfied in its sole discretion that it has a current accurate valuation of the Portfolio to support such determination;

(ii) no breach of representation, warranty or covenant of the Servicer, the Administrator or the Issuer, or with respect to the Participation Certificates, hereunder or under any Transaction Document, which could reasonably be expected to have a material Adverse Effect, shall exist;

(iii) solely with respect to any Funding Date which will be a VFN Draw Date, (A) (unless (and to the extent) the related VFN Noteholder or VFN Noteholders have agreed to waive this condition for purposes of fundings under their related Variable Funding Notes), no Funding Interruption Event shall be continuing and (B) (unless (and to the extent) the related VFN Noteholder or VFN Noteholders have agreed to waive this condition for purposes of fundings under their related Variable Funding Notes), no Event of Default shall have occurred and be continuing;

(iv) the Administrator shall have provided the Indenture Trustee, no later than 10:00 a.m. New York City time on the Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Administrator, the Indenture Trustee and the Administrative Agent), a Determination Date Report reporting information with respect to the Participation Certificates in the Trust Estate and demonstrating the amount of the Borrowing Base and that Borrowing Base Deficiency does not exist, and no later than 10:00 a.m. New York City time on such Funding Date, a Funding Certification certifying that all Funding Conditions have been satisfied; provided,  however, that no Variable Funding Note Noteholder shall have any liability for failing to fund a requested draw of a Variable Funding Note unless it has received a Funding Certification by 1:00 p.m. New York City time on the Business Day preceding such Funding Date;

(v) the full amount of the Required Available Funds shall be on deposit in the Collection and Funding Account, before and after the release of cash from such account to fund the purchase price of Participation Certificates;

(vi) the payment of the Funding Amount or the drawing on any VFNs shall not result in a material adverse United States federal income tax consequence to the Trust Estate or any Noteholders; and

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(vii) none of the Early Amortization Period, the Early Termination Event Period or the Full Amortization Period shall be in effect.

Market Value Percentage: means:

(a) for Funding purposes (and for the purpose of calculating the Collateral Value used in connection with such determination of a Funding) from time to time, as of any date of determination, the lesser of (i) the fair value percentage of the MSR determined by PLS as of the most recent date of determination or (ii) the middle of the range of the fair value percentage of the MSR from the most recently delivered Market Value Report which shall be the fair market value and the valuation percentage of the Portfolio assuming that the 10-year U.S. Treasury rate (mid-mark) declines or increases by more than .375% from the 10-year U.S. Treasury rate (mid-mark) provided by the MSR Valuation Agent to the extent such decline has occurred and is continuing);

(b) for purposes of determining the Borrowing Base (and for the purpose of calculating the Collateral Value used in connection with such determination of the Borrowing Base) from time to time, as of any date of determination, the greater of (i) the “Market Value Percentage” as determined pursuant to clause (a) above as of such date of determination or (ii) the lesser of (x) the product of (A) the middle of the range of the fair value percentage of the MSR from the most recently delivered Market Value Report and (B) 107.5%, or (y) the product of (A) the average of the middle of the range of the fair value percentage of the MSR from the three (3) most recently delivered Market Value Reports and (B) 105%; and

(c) for purposes of determining the Interim Borrowing Base (and for the purpose of calculating the Collateral Value used in connection with such determination of the Interim Borrowing Base) from time to time, as of any date of determination, the greater of (i) the “Market Value Percentage” as determined pursuant to clause (a) above as of such date of determination or (ii) the lesser of (x) the product of (A) the middle of the range of the fair value percentage of the MSR from the most recently delivered Market Value Report (which assumes that the 10-year U.S. Treasury rate (mid-mark) declines or increases by more than .375% from the 10-year U.S. Treasury rate (mid-mark) provided by the MSR Valuation Agent) and (B) 107.5%, or (y) the product of (A) the average of the middle of the range of the fair value percentage of the MSR (which assumes that the 10-year U.S. Treasury rate (mid-mark) declines or increases by more than .375% from the 10-year U.S. Treasury rate (mid-mark) provided by the MSR Valuation Agent) from the three (3) most recently delivered Market Value Reports and (B) 105%.

Weighted Average Advance Rate: On any date of determination, with respect to all outstanding Series of Variable Funding Notes, a percentage

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equal to the weighted average of the Advance Rates for each Series of Variable Funding Notes then outstanding (weighted based on the Series Invested Amount of each Series of Variable Funding Notes on such date).  With respect to a specific Series of Variable Funding Notes, the “Weighted Average Advance Rate” shall equal the Advance Rate with respect to the Class within such Series of Variable Funding Notes with the highest Advance Rates.

(b)Section 3.3(g) of the Existing Base Indenture is hereby amended by deleting clause (ii) from the second sentence thereof in its entirety and replacing it with the following:

(ii) the fair market value and the valuation percentage of the MSR, which assumes that the 10-year U.S. Treasury rate (mid-mark) declines or increases by more than .375% from the 10-year U.S. Treasury rate (mid-mark) as of the most recent Borrowing Base Determination Date (as determined by the MSR Valuation Agent).

(c)Section 13.1 of the Existing Base Indenture is hereby amended by deleting subsection (c) in its entirety and replacing it with the following:

(c) The Notes of any Series or Class of Notes shall be subject to optional redemption under this Article XIII, in whole but not in part, by the Issuer, through (i) the use of the proceeds of issuance and sale of a new Series of Notes issued hereunder, or (ii) the use of the proceeds received of any amounts funded under any Variable Funding Notes on any Business Day after the date on which the related Revolving Period ends, and on any Business Day within ten (10) days prior to the end of such Revolving Period or at other times specified in the related Indenture Supplement upon ten (10) days’ (or other times specified in the related Indenture Supplement) prior notice to the Indenture Trustee and the Noteholders.  Following issuance of the Redemption Notice by the Issuer pursuant to Section 13.2 below, the Issuer shall be required to purchase the entire aggregate Note Balance of such Series or Class of Term Notes for the applicable Redemption Amount on the date set for such redemption (the “Redemption Date”).

SECTION 2.  Consent.  Each of the Issuer, the Noteholder, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby consents to this Amendment.

SECTION 3.  Authorization and Direction.  The Indenture Trustee is hereby authorized and directed to execute that certain Side Letter to the Ginnie Mae Acknowledgment Agreement, dated as of February 28, 2018, among the Indenture Trustee, PLS and Ginnie Mae (the “Acknowledgment Agreement Side Letter”) and any other documents related to the issuance of the Series 2018-GT1 Term Notes.

SECTION 4.  Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the latest to occur of the following:

(a)the execution and delivery of this Amendment by all parties hereto;

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(b)prior notice to each Note Rating Agency that is presently rating any Outstanding Notes and each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that this Amendment will not cause a Ratings Effect on any Outstanding Notes;

(c)the delivery of an Authorization Opinion;

(d)the delivery of an Issuer Tax Opinion;

(e)the Administrative Agents shall have provided their prior written consent to this Amendment;

(f)the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to the proposed action have been complied with and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

(g)the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

SECTION 5.  No Default; Representations and Warranties.  PLS and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 6.  Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 7.  Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 8.  Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.  GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS,

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RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.  Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11.  Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (formerly known as Christiana Trust) (“WSFS”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 1 to Second A&R Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR ISSUER TRUST – Amendment No. 1 to Second A&R Base Indenture]

PENNYMAC LOAN SERVICES, LLC,
as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

[PNMAC GMSR ISSUER TRUST – Amendment No. 1 to Second A&R Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 1 to Second A&R Base Indenture]

ACKNOWLEDGED AND AGREED TO BY:

PENTALPHA SURVEILLANCE LLC, as Credit Manager

By:	/s/ James Callahan
Name:	James Callahan
Title:	Executive Director
and Solely as an Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 1 to Second A&R Base Indenture]